Exhibit 32

Certification pursuant to Rule 13a-14(b)/15d-14(b) of the Securities
Exchange Act of 1934 and 18 U.S.C. Section 1350, as adopted
pursuant to Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report of Astec Industries, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Barry A. Ruffalo and Rebecca A. Weyenberg, certify, pursuant to Rule 13a-14(b)/15d-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Barry A. Ruffalo
Barry A. Ruffalo
Chief Executive Officer and President
(Principal Executive Officer)
May 11, 2020

/s/ Rebecca A. Weyenberg
Rebecca A. Weyenberg
Chief Financial Officer
(Principal Financial Officer)
May 11, 2020